REVERSAL OF IMPAIRMENT CHARGE	12 Months Ended
Dec. 31, 2025
Disclosure of impairment loss and reversal of impairment loss [abstract]
REVERSAL OF IMPAIRMENT CHARGE

32.   REVERSAL OF IMPAIRMENT CHARGE

During the year ended December 31, 2025, an increase in the Company’s estimates of future metal prices was identified as an indicator of impairment reversal for the Lindero mine.

The recoverable amount of the Lindero CGU was determined based on the discounted cash flows expected to be derived from the Company’s mining properties, which is a Level 3 fair value estimate. The projected cash flows are significantly affected by changes in assumptions related to long-term metal prices, changes in the amounts of recoverable mineral reserves and mineral resources, production cost estimates, and the discount rate. The Company has estimated the recoverable amount of the Lindero mine based on its fair value less cost of disposal and determined that recoverable amount is greater than the carrying amount and as a result recorded an impairment reversal of $52.7 million. The reversal was limited to the carrying value that would have been determined, net of any applicable depreciation, had no impairment charge been recognized previously, and represents the full reversal of the impairment charge previously recorded in 2022.

Key assumptions used to determine the recoverable amount include long-term gold price of $2,750 per ounce (2024 - a range of $2,150 to $2,250) and a discount rate of 8.2% (2024 - a range of 7% to 8%).